Offerings - Offering: 1	Jul. 30, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 4,941,992.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 756.62
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 344,442 Shares (approximately 5.00% of the net assets of the Fund as of June 30, 2025) based on a net asset value per Class Y Share, Class I Shares and Class R Share as of close of business on June 30, 2025 of $14.38, $14.33 and $14.04, respectively.